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                            Strategic Partners Style
                                 Specific Funds
               Strategic Partners Large Capitalization Value Fund
                        Prospectus dated October 1, 2001
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                       Supplement dated October 11, 2001
How the Trust is Managed--Advisers and Portfolio Managers

The following supplements the discussion of the Advisers and Portfolio Managers of the Large Capitalization Value Fund (the Large Cap Value series) of Strategic Partners Style Specific Funds (the Trust), beginning on page 39.

    On October 9, 2001, Mercury Advisors' Los Angeles-based domestic equity asset management business was sold to Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley). Sheldon J. Lieberman, who managed the Mercury Advisors' portion of the Large Cap Value series, will continue to manage this segment as a portfolio manager of Hotchkis and Wiley.

    Hotchkis and Wiley is a newly registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis and Wiley, and Stephens-H&W, a limited liability company whose primary member is Stephens Group, Inc., which is a diversified holding company. Hotchkis and Wiley's address is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

    Under the exemptive order described under 'How the Trust is Managed--Manager,' Prudential Investments Fund Management LLC (PIFM) may enter into new subadvisory agreements without obtaining shareholder approval, so long as these agreements are approved by a vote of a majority of the Trust's independent Trustees, cast in person. Because the Board could not convene an in-person meeting before October 9, 2001, it approved in principle PIFM's retention of Hotchkis and Wiley at a telephone meeting on September 19, 2001. As of October 9, 2001, Hotchkis and Wiley will manage the Large Cap Value series at cost (not to exceed the subadvisory agreement rate) until a
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new subadvisory agreement is approved at an in-person meeting of the Board, expected to take place in late October 2001. Beginning on the date of that approval, Hotchkis and Wiley will be entitled to receive its full subadvisory agreement rate.